EXHIBIT 24.01

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints K. Michael Forrest and A. Richard Juelis, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on this 31st day of July, 2000.

                                CELLEGY PHARMACEUTICALS, INC.


                                By: /s/ K. Michael Forrest
                                    -----------------------------
                                    K. Michael Forrest
                                    Chairman, President, Chief Executive Officer
                                    and a Director

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                    Title                         Date
                 ---------                                    -----                         ----

Principal Executive Officer:

/s/ K. Micheal Forrest                        President, Chief Executive Officer and   July 31, 2000
------------------------------------          a Director
K. Michael Forrest

Principal Financial Officer
and Principal Accounting Officer:

/s/ A. Richard Juelis                         Vice President, Finance and Chief        July 31, 2000
------------------------------------          Financial Officer
A. Richard Juelis

Additional Directors:

/s/ Carl R. Thornfeldt, M.D.                  Director                                 July 31, 2000
------------------------------------
Carl R. Thornfeldt, M.D.

/s/ Larry J. Wells                            Director                                 July 31, 2000
------------------------------------
Larry J. Wells

/s/ Tobi B. Klar, M.D.                        Director                                 July 31, 2000
------------------------------------
Tobi B. Klar, M.D.

/s/ Alan A. Steigrod                          Director                                 July 31, 2000
------------------------------------
Alan A. Steigrod


/s/ Jack L. Bowman                            Director                                 July 31, 2000
------------------------------------
Jack L. Bowman

/s/ Ronald J. Saldarini, Ph.D.                Director                                 July 31, 2000
------------------------------------
Ronald J. Saldarini, Ph.D.

/s/ Felix J. Baker, Ph.D.                     Director                                 July 31, 2000
------------------------------------
Felix J. Baker, Ph.D.